Scudder Ohio Tax Free Fund

Semiannual Report
September 30, 1996

Pure No-Load(TM) Funds

For investors seeking double-tax-free income exempt from both Ohio and regular federal income taxes.

A pure no-load(TM) fund with no commissions to buy, sell, or exchange shares.

                                Table of Contents
   2  In Brief
   3  Letter from the Fund's President
   4  Performance Update
   5  Portfolio Summary
   6  Portfolio Management Discussion
  10  Investment Portfolio
  14  Financial Statements
  17  Financial Highlights
  18  Notes to Financial Statements
  21  Officers and Trustees
  22  Investment Products and Services
  23  How to Contact Scudder

                                    In Brief

o As of September 30, 1996, the Fund's 30-day net annualized SEC yield was 5.05%, equivalent to a 9.04% taxable yield for Ohio investors subject to the 44.13% maximum combined federal and state income tax rate.

THE PRINTED DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART TITLE:  30-Day Yield on September 30, 1996

BAR CHART DATA:

           Scudder        Taxable Yield
          Ohio Tax        Needed to Equal
          Free Fund      the Fund's Yield

             5.05%            9.04%


The Fund received four stars from Morningstar, reflecting "above-average" risk-adjusted performance through September 30, 1996.

For your information, these ratings are subject to change every month and are calculated from the Fund's five-year average annual return in excess of 90-day Treasury bill returns with appropriate fee adjustments, and a risk factor that reflects fund performance below T-bill returns. 561 municipal funds were rated. 10% received five stars, 22.5% received four stars, 35% three stars, 22.5% two stars, and the bottom 10% one star. The Fund received four stars for three- and five-year performance as well. Past performance is no guarantee of future returns.


o For its semiannual period ended September 30, 1996, Scudder Ohio Tax Free Fund posted a total return of 3.37%, higher than the 3.04% average return of 56 similar funds tracked by Lipper Analytical Services. See page 7 for additional information on the Fund's rankings.


                         2 - SCUDDER OHIO TAX FREE FUND

                        Letter From the Fund's President

Dear Shareholders,

     We hope you enjoy our newly redesigned shareholder report. The new format, which is being gradually introduced for all Scudder funds, is intended to enhance the usefulness and readability of the reports.
Let us know what you think.

     We are pleased to report on Scudder Ohio Tax Free Fund's favorable long-term performance. In addition to the Fund's four-star Morningstar rating (see "In Brief" on page 2), the Fund has consistently outperformed the average of all Ohio tax-free funds in its category over six-month, one-, two-, three, four-, and five-year periods (please see the chart on page 7 for more information). And as portfolio managers Donald Carleton and Philip Condon report in the portfolio management discussion that follows, the Fund continues to post a high double tax-free yield by investing in a wide variety of Ohio municipal bonds. The Fund also attempts to approximate the average maturity of the unmanaged Lehman Brothers Municipal Bond Index but with a superior portfolio structure. Please read the discussion beginning on page 6 for more information.

     Lastly, we would also like to take this opportunity to introduce the two newest members of Scudder's family of pure no-load(TM) funds -- Scudder 21st Century Growth Fund and Scudder Classic Growth Fund. Scudder 21st Century Growth Fund seeks long-term growth by investing primarily in the securities of emerging growth companies poised to be leaders in the 21st century. Scudder Classic Growth Fund seeks long-term growth by investing primarily in common stocks of medium to large U.S. companies; additionally, it seeks to keep the value of its shares more stable than the typical capital growth mutual fund. For more information on either of these new funds and other Scudder products and services, please see page 22. For questions about Scudder Ohio Tax Free Fund, please call a Scudder Investor Information representative at 1-800-225-2470.

     Sincerely,

     /s/David S. Lee

     David S. Lee
     President,
     Scudder Ohio Tax Free Fund


                         3 - SCUDDER OHIO TAX FREE FUND

PERFORMANCE UPDATE as of SEPTEMBER 30, 1996
----------------------------------------------------------------
FUND INDEX COMPARISONS
----------------------------------------------------------------

                     Total Return
Period    Growth    --------------
Ended       of                Average
9/30/96   $10,000  Cumulative  Annual
--------------------------------------
SCUDDER OHIO TAX FREE FUND
--------------------------------------
1 Year    $10,625     6.25%   6.25%
5 Year    $14,222    42.22%   7.30%
Life of
Fund*     $20,046   100.46%   7.72%
--------------------------------------
LEHMAN BROTHERS MUNICIPAL BOND INDEX
--------------------------------------
1 Year    $10,604     6.04%    6.04%
5 Year    $14,323    43.23%    7.44%
Life of
Fund*     $21,340    113.40%   8.46%

The Fund commenced operations on May 28,1987. Index
comparisons begin May 31, 1987.
-----------------------------------------------------------------
GROWTH OF A $10,000 INVESTMENT
-----------------------------------------------------------------

A chart in the form of a line graph appears here, illustrating the Growth of a $10,000 Investment.
The data points from the graph are as follows:

YEARLY PERIODS ENDED SEPTEMBER 30

SCUDDER OHIO TAX FREE FUND
Year            Amount
----------------------
'5/31/87       $10,000
'87            $ 9,462
'88            $10,858
'89            $11,823
'90            $12,381
'91            $14,095
'92            $15,534
'93            $17,671
'94            $17,062
'95            $18,862
'96            $20,046

LEHMAN BROTHERS MUNICIPAL BOND INDEX
Year            Amount
----------------------
'5/31/87       $10,000
'87            $10,038
'88            $11,341
'89            $12,325
'90            $13,163
'91            $14,899
'92            $16,456
'93            $18,553
'94            $18,100
'95            $20,124
'96            $21,340

The unmanaged Lehman Brothers Municipal Bond Index is a market value-weighted measure of municipal bonds issued across the United States. Index issues have a credit rating of at least Baa and a maturity of at least two years. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses.

-----------------------------------------------------------------
RETURNS AND PER SHARE INFORMATION
-----------------------------------------------------------------

A chart in the form of a bar graph appears here, illustrating the Fund Total Return (%) and Index Total
Return (%) with the exact data points listed in the table below.

YEARLY PERIODS ENDED SEPTEMBER 30

                       1987*   1988    1989    1990    1991    1992    1993    1994    1995    1996
                     -------------------------------------------------------------------------------
NET ASSET VALUE...   $11.10   $11.86  $12.00 $11.71   $12.46  $12.93  $13.72  $12.46  $13.02  $13.04
INCOME DIVIDENDS..   $  .26 $ $  .76  $  .84 $  .79   $  .77  $  .74  $  .71  $  .70  $  .69  $  .68
CAPITAL GAINS
DISTRIBUTIONS.....   $    -   $  .01  $  .05 $  .06   $  .06  $  .02  $  .21  $  .10  $  .03  $  .09
FUND TOTAL
RETURN (%)........    -5.38    14.75    8.88   4.72    13.84   10.21   13.76   -3.44   10.58    6.25
INDEX TOTAL
RETURN (%)........      .38    12.98    8.68   6.80    13.19   10.45   12.74   -2.44   11.18    6.04


All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. If the Adviser had not temporarily capped expenses, the average annual total return for the Fund for the one year, five year, and life of Fund periods would have been lower.


                         4 - SCUDDER OHIO TAX FREE FUND

PORTFOLIO SUMMARY as of SEPTEMBER 30, 1996
---------------------------------------------------------------------------
DIVERSIFICATION
---------------------------------------------------------------------------
General Obligation                 28%
Hospital/Health                    19%
Sales and Special Tax              11%
Water/Sewer Revenue                11%
Higher Education                   10%
Core Cities/Lease                   7%
Electric Utility Revenue            4%
School District/Lease               3%
Pollution Control Industry
Development                         3%
Miscellaneous Municipal             4%
--------------------------------------
                                  100%
--------------------------------------

A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

The Fund continues to be broadly diversified, with investments in more than 10 categories of Ohio municipal bonds.
--------------------------------------------------------------------------
QUALITY
------------------------------------------
AAA                               52%
AA                                13%
A                                 19%
BBB                                9%
Not Rated                          7%
------------------------------------------
                                  100%
------------------------------------------

Weighted average quality: AA

A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

Overall quality remains high, with 84% of portfolio securities rated A or better.
--------------------------------------------------------------------------
EFFECTIVE MATURITY
--------------------------------------------------------------------------
Less than 1 year                    3%
1-5 years                          15%
5-10 years                         31%
10-20 years                        44%
Greater than 20 years               7%
------------------------------------------
                                  100%
------------------------------------------

Weighted average effective maturity: 10.3 years

A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

To take advantage of opportunities to lock in a substantial income stream over time, we buy and hold noncallable municipal bonds with 15 to 20 year maturities.



-----------------------------------------------------------------------------
For more complete details about the Fund's investment portfolio, see page 10.
                         5 - SCUDDER OHIO TAX FREE FUND

                         Portfolio Management Discussion
Dear Shareholders,

Over two contrasting quarters of municipal bond market performance, Scudder Ohio Tax Free Fund continued to post a high double tax-free yield and maintain consistently strong long-term total return performance. On September 30, 1996, the Fund's 30-day net annualized SEC yield was 5.05%, equivalent to a 9.04% taxable yield for shareholders subject to the 44.13% maximum combined state and federal income tax rate. This "tax-equivalent" yield is significantly higher than current yields available from taxable investments of similar maturity and credit quality. During its most recent semiannual period ended September 30, the Fund's shareholders received $0.34 per share of income exempt from federal and Ohio state income taxes.

During a six-month period that saw modest price gains for the intermediate-maturity municipal bonds the Fund primarily invests in, the Fund's share price increased $0.09 to $13.04 per share. The combination of the increase in the Fund's share price and $0.34 in interest income enabled the Fund to post a positive total return of 3.37% over the semiannual period. The Fund's return compares favorably with the 3.04% average total return of similar funds tracked by Lipper Analytical Services. The Fund also surpassed the average annual returns of similar Ohio tax-free funds over one-, two-, three-, four-, and five-year periods.

                                  An Update on
                                the Ohio Economy

Recent improvements in Ohio's financial management and an expanding economy have strengthened Ohio's creditworthiness. These factors were the impetus behind Moody's and Standard and Poor's recent decisions to raise the state's general obligation bond rating from Aa/AA to Aa1/AA+, respectively. Ohio finished its 1996 fiscal year with its third consecutive operating surplus, higher than anticipated because tax receipts exceeded expectations. The state's strong economy has been fostering job growth and increases in taxable sales.

Ohio's improving financial condition has also triggered a personal income tax cut for the 1996 tax year; at the same time, its debt burden is low. In addition, the manufacturing, service, and trade sectors continue to anchor the economy. These sectors of the non-agricultural work force employ 21%, 26% and 24% of the total work force, respectively. The decline in Ohio manufacturing jobs has stabilized. The state's unemployment rate in 1995 was 4.8%, below the national average of 5.2%.



                         6 - SCUDDER OHIO TAX FREE FUND

 Scudder Ohio Tax Free Fund:
 Consistent Above-Average Performance
 (Returns for periods ended September 30, 1996)
 ----------------------------------------------

                    Scudder
                    Ohio Tax
                    Free Fund   Lipper        Number
    Period           Return     Average      of Funds
    ------           ------     -------      --------

 Six Months           3.37%      3.04%         56

 1 Year               6.25%      5.56%         56

 2 Years              8.41%      7.75%         47

 3 Years              4.29%      3.85%         34

 4 Years              6.58%      6.23%         24

 5 Years              7.30%      7.01%         20

Past performance does not guarantee future results.

                           Economic and Market Review

The U.S. economy continued to grow at a moderate to slow pace during the Fund's most recent semiannual period. The two quarters were mixed in terms of bond market performance; for the second quarter of 1996, the economy picked up some steam as snow from heavy winter storms melted, shoppers returned to retail stores, and hiring increased. In addition, the collapse of the Congressional Republicans' budget initiatives was viewed unfavorably by the bond market. These two factors helped to drive bond yields higher (and prices lower) during the second quarter. Bond yields as well as the economy retreated during the third quarter as consumers seemed to feel the weight of their personal debt -- credit card debt service payments as a percentage of disposable income rose to an all-time high this year, and analysts predicted over a million people will declare bankruptcy in 1996.

Over the past several years, the economy has progressed at a fairly consistent pace, with inflation restrained throughout. The bond market, on the other hand, has been fairly volatile, constantly anticipating far greater changes than the economy has exhibited. Now, after six years of expansion, the U.S. economy may actually be slowing. Consumers appear to be overburdened, retail sales figures were negative during the third quarter, the government's monetary policy is tight by historical standards (with a Fed Funds rate of 5.25%), and business investment is slowing. In recent months, bond yields have fluctuated, but have generally declined in step with this pullback.

For the semiannual period, municipal bonds, which typically exhibit less price volatility than Treasury bonds, held their own, thanks in part to a relatively light supply. While yields of long-term Treasury bonds rose two tenths of a percentage point and prices declined 2.4% during the period, yields of municipal bonds of similar maturity declined two tenths of a percentage point while prices rose 2.9% for the same period. Large numbers of municipal bonds were called or reached maturity during the period, especially in June and July. In September, new municipal issues totaled $10.5 billion, the lowest monthly number in over a year. The municipal market continues to be supported both by retail bond buyers and institutions such as insurance companies.


                         7 - SCUDDER OHIO TAX FREE FUND

                              Three-Point Strategy

Our strategy in managing Scudder Ohio Tax Free Fund's portfolio is to buy and hold noncallable intermediate maturity bonds (those with maturities of 15 to 20 years) to take advantage of opportunities to lock in a substantial income stream for the Fund over time. As of September 30, 17% of the Fund's securities had maturities in this range. We also continue to look for opportunities to add some BBB-rated and non-rated bonds to the portfolio. These bonds, while carrying some additional credit risk, generally exhibit less interest rate sensitivity than municipal bonds rated A or above. The Fund held 16% of bonds in these two categories as of September 30. (For a summary of the Fund's quality, diversification, and maturity structure, see page 5.) Lastly, our goal is to have an average effective maturity similar to that of the unmanaged Lehman Brothers Municipal Bond Index, the Fund's benchmark, but with a superior, call-protected structure. As of September 30, the Fund's average effective maturity was 10 years.

The Fund's overall quality remains high, with 84% of portfolio securities rated A or better as of September 30. We continue to invest in a broad selection of Ohio municipal bonds, including general obligation, hospital/health, and sales and special tax bonds.

                            An Emphasis on Income and
                             Competitive Performance

The Fund seeks to provide investors with a high level of federal and state tax-exempt income as well as competitive total returns. We pursue the Fund's objective by concentrating on three broad categories of Ohio municipal bonds:

o Noncallable bonds, which an issuer cannot redeem before the maturity date. When interest rates fall, bond issuers tend to reduce their borrowing expenses by redeeming "callable" existing bonds and issuing new securities that pay lower interest rates. Noncallable bonds provide a relatively stable stream of income and solid price appreciation potential over time. During the period, we sold bonds with weak call protection in favor of those with better call protection. As of September 30, 39% of bonds held by the Fund were noncallable.

o Steeply discounted callable bonds, which are unlikely to be subject to early redemption at par value by their issuers.

o "Cushion" bonds. We balance the Fund's long-maturity bonds by purchasing so-called cushion bonds -- bonds with high coupons that compensate investors for the fact that they can be redeemed by their issuer in a relatively short time.

                               A Further Slowdown?

The U.S. economy is flashing several caution lights. Some companies -- notably fast food outlets and department stores -- are attempting to interest their customers in higher priced items. That these and other companies are even considering raising prices makes us believe that the economy may slow further, because we are confident that the Federal Reserve will raise interest rates at the first signs of any uptick in inflation. Though we believe that any excesses in the U.S. economy would soon be corrected, and that the economy will remain


                         8 - SCUDDER OHIO TAX FREE FUND
resilient, any further slowdown should benefit the municipal bond market.

Meanwhile, as managers we will retain our focus on noncallable, intermediate-maturity tax-free bonds, because we believe they offer the most attractive balance of return and risk. We will continue to maintain a neutral average maturity for the Fund and pay close attention to credit quality as we pursue double tax-free income and competitive total return for Scudder Ohio Tax Free Fund shareholders.

Sincerely,

Your Portfolio Management Team

/s/Donald C. Carleton       /s/Philip G. Condon

Donald C. Carleton          Philip G. Condon



                         9 - SCUDDER OHIO TAX FREE FUND

                                 INVESTMENT PORTFOLIO as of September 30, 1996 (Unaudited)


                                                                                          PRINCIPAL   CREDIT        MARKET
                                                                                          AMOUNT($)  RATING(B)     VALUE($)
----------------------------------------------------------------------------------------------------------------------------

SHORT-TERM MUNICIPAL INVESTMENTS 3.3%
----------------------------------------------------------------------------------------------------------------------------
OHIO
Cuyahoga County, OH, Health & Education, University Hospital of Cleveland,
 Daily Demand Note, 3.95%, 1/1/16* ...................................................    1,300,000     MIG1       1,300,000
Hamilton Health Systems, Franciscan Sisters of the Poor Health Systems, Series
 A, Daily Demand Note, 3.95%, 3/1/17* ................................................    1,500,000     MIG1       1,500,000
----------------------------------------------------------------------------------------------------------------------------
Total Short-term Municipal Investments (Cost $2,800,000) .............................                             2,800,000
----------------------------------------------------------------------------------------------------------------------------

LONG-TERM MUNICIPAL INVESTMENTS 96.7%
----------------------------------------------------------------------------------------------------------------------------
OHIO
Cleveland, OH, Waterworks Improvement, First Mortgage Revenue, Series 1992
 F, 6.25%, 1/1/07(c) .................................................................    1,000,000     AAA        1,073,420
Cleveland, OH, Public Power System Improvement Revenue, Series 1994 A,
 Zero Coupon, 11/15/09(c) ............................................................    2,250,000     AAA        1,119,465
Cleveland, OH, Urban Renewal Tax Increment Rock & Roll Hall of Fame and
 Museum Project, 6.75%, 3/15/18 ......................................................    1,000,000     NR         1,017,330
Cleveland, OH, General Obligation:
 Series A, 6.3%, 7/1/06(c) ...........................................................    1,000,000     AAA        1,085,540
 5.3%, 9/1/08 (c) ....................................................................    2,000,000     AAA        2,004,820
 Series 1993, 5.375%, 9/1/09(c) ......................................................    1,700,000     AAA        1,701,496
Cleveland, OH, Public Power System Improvement Revenue, Series B, 7%, 11/15/17 .......      750,000     BBB          794,678
Cleveland, Ohio, Parking Facility Revenue, 6%, 9/15/09(c) ............................    1,385,000     AAA        1,463,017
Columbus, OH, General Obligation:
 Unlimited Tax, Sewer Improvement, 6%, 5/1/13 ........................................    1,000,000     AAA        1,026,910
 Limited Tax, Various Purpose, Series 1993, 5.25%, 9/15/11 ...........................    1,000,000     AAA        1,004,230
Cuyahoga County, OH, General Obligation, Jail Facilities:
 5%, 10/1/08(c) ......................................................................    4,180,000     AAA        4,087,789
 Series 1991, ETM, Zero Coupon, 10/1/02** ............................................    1,500,000     AA         1,121,070
Cuyahoga County, OH, Hospital Facilities Revenue, Health Cleveland Inc.,
 Series 1993, 6.25%, 8/15/10 .........................................................    1,000,000     A          1,012,900
Fairfield, OH, City School District, 7.2%, 12/1/09(c) ................................    1,000,000     AAA        1,176,770
Franklin County, OH, Riverside United Methodist Hospital, 5.75%, 5/15/12 .............    1,950,000     AA         1,939,919
Gateway Economic Development Corporation of Cleveland, OH, Stadium Revenue,
 6.5%, 9/15/14 .......................................................................    4,000,000     NR         3,999,840
Gateway Economic Development Corporation of Cuyahoga County, OH, Excise Tax,
 Series 1990, 7.5%, 9/1/05 ...........................................................    1,000,000     A          1,108,660
Gateway Economic Development Corporation of Greater Cleveland, OH, Excise Tax,
 Series 1990, 7.2%, 9/1/01 ...........................................................    2,550,000     A          2,689,587


    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Pure No-Load[Trademark] Funds Pure No-Load[Trademark] Funds Pure No-Load[Tradema
--------------------------------------------------------------------------------

                         10 - SCUDDER OHIO TAX FREE FUND

                                                                                          PRINCIPAL   CREDIT        MARKET
                                                                                          AMOUNT($)  RATING(B)     VALUE($)
----------------------------------------------------------------------------------------------------------------------------

Hamilton County, OH, Sewer System Revenue, Series 1991 A:
 6.4%, 12/1/05 .......................................................................      530,000     AA          566,639
 6.4%, 12/1/05, Prerefunded 6/1/01**                                                        220,000     AA          239,138
Hamilton County, OH, Health System Revenue, Franciscan Sisters of the Poor
 Health System, Providence Hospital, Series 1992, 6.8%, 7/1/08 .......................    2,000,000     BBB        2,058,240
Hamilton County, OH, Sewer System Revenue, Improvement and Refunding,
 5.45%, 12/1/09(c) ...................................................................    1,000,000     AAA        1,008,910
Hamilton County, OH, General Obligation, 5.1%, 12/1/11 ...............................    1,000,000     AA           955,170
Hamilton County, OH, Hospital Facilities Revenue, Christ Hospital, Series 1991
 B, 6.625%, 1/1/06(c) ................................................................    1,000,000     AAA        1,068,170
Hilliard, OH, School District, Series 1996A, Zero Coupon, 12/1/12(c) .................    1,655,000     AAA          681,628
Huber Heights, OH, Water System Revenue, Zero Coupon, 12/1/12 ........................    1,005,000     AAA          413,919
Lorain County, OH, Hospital Refunding Revenue:
 EMH Regional Medical Center, 5%, 11/1/07(c) .........................................    1,000,000     AAA          976,680
 Humility of Mary Health Care System, Series A, 5.9%, 12/15/08 .......................    1,000,000     A            994,740
Lorain, OH, Hospital Authority Refunding Revenue, Lakeland Community
 Hospital Inc., 6.5%, 11/15/12 .......................................................    1,000,000     A          1,025,880
Lucas County, OH, Hospital Revenue, Flower Hospital, Series 1993, 6.125%, 12/1/13 ....    1,375,000     BBB        1,496,426
Lucas County, OH, Hospital Revenue, St. Vincent Medical Center, 5.25%, 8/15/20(c) ....    1,900,000     AAA        1,765,708
Mahoning County, OH, General Obligation, Limited Tax, 6.6%, 12/1/06(c) ...............    1,100,000     AAA        1,213,212
Miami County, Ohio, Hospital Upper Valley C06 Series 1996 C, 6.25%, 5/15/13 ..........    1,000,000     BBB          986,000
North Olmsted, OH, General Obligation, 6.25%, 12/15/12(c) ............................    1,500,000     AAA        1,575,375
Northeast Ohio Regional Sewer District, Wastewater Improvement Revenue Refunding:
 5.5%, 11/15/12(c) ...................................................................    1,550,000     AAA        1,543,335
 5.6%, 11/15/13(c) ...................................................................    1,000,000     AAA        1,001,570
Ohio Air Quality Development Authority, Pollution Control Revenue, Cleveland
 Electric Company, 8%, 12/1/13(c) ....................................................    1,250,000     AAA        1,477,088
Ohio General Obligation, 6%, 8/1/10 ..................................................    1,000,000     AA         1,052,870
Ohio Higher Education Facilities Revenue:
 Oberlin College Project, 7.1%, 10/1/12, Prerefunded 10/1/99 ** ......................      490,000     AAA          525,094
 University of Dayton Project, 7.25%, 12/1/12(c) .....................................    1,000,000     AAA        1,116,770
 John Carroll University, Series B, 5.3%, 11/15/14 ...................................    1,000,000     A            967,150
 Case Western Reserve University, Series B, 6.5%, 10/1/20 ............................    2,250,000     AA         2,521,958
Ohio Housing Finance Agency, Single-Family Mortgage Revenue, Series 1990 F,
 7.6%, 9/1/16 ........................................................................    1,485,000     AAA        1,575,897
Ohio Liquor Profits Refunding Bonds, Economic Development Revenue, Series 1989,
 6.85%, 3/1/00(c) ....................................................................    1,000,000     AAA        1,072,620



    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Pure No-Load[Trademark] Funds Pure No-Load[Trademark] Funds Pure No-Load[Tradema
--------------------------------------------------------------------------------

                         11 - SCUDDER OHIO TAX FREE FUND

                                                                                          PRINCIPAL   CREDIT        MARKET
                                                                                          AMOUNT($)  RATING(B)     VALUE($)
----------------------------------------------------------------------------------------------------------------------------

Ohio Mortgage Revenue, International Order of Odd Fellows Home, 8.15%, 8/1/17(c)            150,000     AAA          158,036
Ohio Public Facilities Commission, Higher Educational Capital Facilities Revenue,
 Series 2B, 5.4%, 11/1/07(c)                                                              2,000,000     AAA        2,020,980
Ohio State Building Authority:
 Correctional Facilities Revenue, Series 1991 A, 6.5%, 10/1/04                            1,000,000     AA         1,088,260
 Juvenile Correction Facilities, 6%, 10/1/06                                              1,555,000     AA         1,654,815
 Toledo Government Office Building, Series A, 8%, 10/1/27, Prerefunded 4/1/03**             500,000     AAA          587,860
 Worker's Compensation Facilities, William Green Building, Series 1993 A, 4.75%,
 4/1/14                                                                                   1,000,000     AA           887,530
Ohio Water Development Authority, Pollution Control Revenue, Ohio Edison
 Company Project, Series 1989 A, 7.625%, 7/1/23                                           1,140,000     BB         1,198,072
Olmsted Falls, OH, City School District, General Obligation, Series 1991, 7.05%,
 12/15/11(c)                                                                              1,000,000     AAA        1,115,180
Parma, OH, General Obligation, 5.4%, 12/1/11                                              1,000,000     AAA          998,070
Solon, OH, School District, 5.3%, 12/1/13                                                 1,000,000     AA           964,960
Summit County, OH, General Obligation, 6.4%, 12/1/14(c)                                   1,000,000     AAA        1,066,890
Warren County, OH, Water Improvement, General Obligation, The P&G Project,
 Series 1995, 5.25%, 12/1/16                                                              1,720,000     AA         1,633,704

PUERTO RICO
Puerto Rico Aqueduct and Sewer Authority, 6%, 7/1/09                                      1,000,000     A          1,033,240
Puerto Rico Electric Power Authority, Power Revenue, Series S, 6.125%, 7/1/09             2,000,000     BBB        2,089,020
Puerto Rico, General Obligation, Public Improvement Refunding, 5.4%, 7/1/07               1,500,000     A          1,492,620
Puerto Rico, General Obligation, Public Improvement, 6.6%, 7/1/13, Prerefunded
 7/1/07 (c)**                                                                             1,000,000     AAA        1,112,400
University of Puerto Rico, University Systems, Series N, 6.25%, 6/1/08(c)                 1,000,000     AAA        1,092,740

VIRGIN ISLANDS
Virgin Islands Public Finance Authority:
 General Obligation, Matching Fund Loan Notes, Series A, 7.25%, 10/1/18                   1,000,000     NR         1,068,422
 Highway Revenue, Series 1989, 7.7%, 10/1/04                                              1,000,000     BBB        1,081,170
----------------------------------------------------------------------------------------------------------------------------
Total Long-term Municipal Investments (Cost $78,150,741)                                                          81,651,597
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
Total Investment Portfolio -- 100.0% (Cost $80,950,741)(a)                                                         84,451,597
----------------------------------------------------------------------------------------------------------------------------

 (a) The cost for federal income tax purposes was $80,950,741. At September 30, 1996, net unrealized appreciation for all securities based on tax cost was $3,500,856. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $3,667,289 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $166,433.




    The accompanying notes are an integral part of the financial statements.

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                         12 - SCUDDER OHIO TAX FREE FUND

--------------------------------------------------------------------------------

 (b) All of the securities held have been determined to be of appropriate credit quality as required by the Fund's investment objectives. Credit ratings shown are assigned by either Standard & Poor's Ratings Group, Moody's Investors Service, Inc. or Fitch Investors Service, Inc. Unrated securities
     (NR) have been determined to be of comparable quality to rated eligible securities.

 (c) Bond is insured by one of these companies: AMBAC, FGIC, FHA or MBIA.

   * Floating rate and monthly, weekly, or daily demand notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the Treasury bill rate. Variable rate demand notes are securities whose yields are periodically reset at levels that are generally comparable to tax-exempt commercial paper. These securities are payable on demand within seven calendar days and normally incorporate an irrevocable letter of credit from a major bank. These notes are carried, for purposes of calculating average weighted maturity, at the longer of the period remaining until the next rate change or to the extent of the demand period.

  ** Prerefunded: Bonds which are prerefunded are collateralized by U.S.
     Treasury securities which are held in escrow and are used to pay principal and interest on the tax-exempt issue and to retire the bonds in full at the earliest refunding date.

 *** ETM: Bonds bearing the description ETM (escrowed to maturity) are collateralized by U.S. Treasury securities which are held in escrow by a trustee and used to pay principal and interest on bonds so designated.




    The accompanying notes are an integral part of the financial statements.

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                         13 - SCUDDER OHIO TAX FREE FUND

                                                FINANCIAL STATEMENTS

                                        STATEMENT OF ASSETS AND LIABILITIES
                                        As of September 30, 1996 (Unaudited)


ASSETS
--------------------------------------------------------------------------------------------------------------------
                         Investments, at market (identified cost $80,950,741) (Note A) ..............    $84,451,597
                         Cash .......................................................................         14,647
                         Receivable for investments sold ............................................          5,000
                         Interest receivable ........................................................      1,320,953
                         Receivable on Fund shares sold .............................................         81,425
                         Other assets ...............................................................             82
                                                                                                         -----------
                         Total assets ...............................................................     85,873,704
LIABILITIES
--------------------------------------------------------------------------------------------------------------------
                         Dividends payable ..........................................................    $   133,168
                         Payable for Fund shares redeemed ...........................................         59,779
                         Accrued management fee (Note C) ............................................         16,897
                         Other accrued expenses (Note C) ............................................         46,394
                                                                                                         -----------
                         Total liabilities ..........................................................        256,238
                         -------------------------------------------------------------------------------------------
                         Net assets, at market value ................................................    $85,617,466
                         -------------------------------------------------------------------------------------------
NET ASSETS
--------------------------------------------------------------------------------------------------------------------
                         Net assets consist of:
                         Unrealized appreciation on investments .....................................      3,500,856
                         Accumulated net realized loss ..............................................       (176,186)
                         Shares of beneficial interest ..............................................         65,659
                         Additional paid-in capital .................................................     82,227,137
                         -------------------------------------------------------------------------------------------
                         Net assets, at market value ................................................    $85,617,466
                         -------------------------------------------------------------------------------------------
NET ASSET VALUE
--------------------------------------------------------------------------------------------------------------------
                         Net Asset Value, offering and redemption price per share ($85,617,466/
                           6,565,875 outstanding shares of beneficial interest, $.01 par value,          -----------
                           unlimited number of shares authorized) ...................................         $13.04
                                                                                                         -----------


    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
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                         14 - SCUDDER OHIO TAX FREE FUND

                                              STATEMENT OF OPERATIONS

                                  SIX MONTHS ENDED SEPTEMBER 30, 1996 (UNAUDITED)

INVESTMENT INCOME
-------------------------------------------------------------------------------------------------------------------
                         Income:
                         Interest ...................................................................    $2,425,608
                                                                                                         ----------

                         Expenses:
                         Management fee (Note C) ....................................................    $  252,425
                         Services to shareholders (Note C) ..........................................        40,438
                         Custodian and accounting fees (Note C) .....................................        31,900
                         Trustees' fees and expenses (Note C) .......................................         8,542
                         Auditing ...................................................................        15,850
                         Reports to shareholders ....................................................        12,418
                         Legal ......................................................................         2,925
                         Registration fees ..........................................................         3,077
                         Other ......................................................................         2,664
                                                                                                         ----------
                         Total expenses before reductions ...........................................       370,239
                         Expense reductions (Note C) ................................................      (158,880)
                                                                                                         ----------
                         Expenses, net ..............................................................       211,359
                         ------------------------------------------------------------------------------------------
                         Net investment income ......................................................     2,214,249
                         ------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN ON INVESTMENT TRANSACTIONS
-------------------------------------------------------------------------------------------------------------------
                         Net realized gain from investment transactions .............................         9,575
                         Net unrealized appreciation on investments during the period ...............       569,588
                                                                                                         ----------
                         Net gain on investments ....................................................       579,163
                         ------------------------------------------------------------------------------------------
                         Net increase in net assets resulting from operations .......................    $2,793,412
                         ------------------------------------------------------------------------------------------


    The accompanying notes are an integral part of the financial statements.

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                         15 - SCUDDER OHIO TAX FREE FUND

                                           STATEMENTS OF CHANGES IN NET ASSETS


                                                                                          SIX MONTHS
                                                                                             ENDED
                                                                                         SEPTEMBER 30,        YEAR ENDED
                                                                                             1996              MARCH 31,
INCREASE (DECREASE) IN NET ASSETS                                                         (UNAUDITED)             1996
-------------------------------------------------------------------------------------------------------------------------
               Operations:
               Net investment income ................................................     $ 2,214,249         $ 4,292,314
               Net realized gain from investment transactions .......................           9,575             778,640
               Net unrealized appreciation on investments during the period .........         569,588             984,684
                                                                                          -----------         -----------
               Net increase in net assets resulting from operations .................       2,793,412           6,055,638
                                                                                          -----------         -----------
               Distributions to shareholders:
               From net investment income ...........................................      (2,214,249)         (4,292,314)
                                                                                          -----------         -----------
               From net realized gains from investment transactions .................              --            (708,420)
                                                                                          -----------         -----------
               Fund share transactions:
               Proceeds from shares sold ............................................       8,200,406           9,467,393
               Net asset value of shares issued to shareholders in reinvestment
                 of distributions ...................................................       1,411,678           3,377,267
               Cost of shares redeemed ..............................................      (8,223,492)         (8,635,781)
                                                                                          -----------         -----------
               Net increase in net assets from Fund share transactions ..............       1,388,592           4,208,879
                                                                                          -----------         -----------
               Increase in net assets ...............................................       1,967,755           5,263,783
               Net assets at beginning of period ....................................      83,649,711          78,385,928
                                                                                          -----------         -----------
               Net assets at end of period ..........................................     $85,617,466         $83,649,711
                                                                                          -----------         -----------
OTHER INFORMATION
-------------------------------------------------------------------------------------------------------------------------
               INCREASE (DECREASE) IN FUND SHARES
               Shares outstanding at beginning of period ............................       6,457,717           6,140,345
                                                                                          -----------         -----------
               Shares sold ..........................................................         635,968             720,794
               Shares issued to shareholders in reinvestment of distributions .......         109,143             258,369
               Shares redeemed ......................................................        (636,953)           (661,791)
                                                                                          -----------         -----------
               Net increase in Fund shares ..........................................         108,158             317,372
                                                                                          -----------         -----------
               Shares outstanding at end of period ..................................       6,565,875           6,457,717
                                                                                          -----------         -----------



    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
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                         16 - SCUDDER OHIO TAX FREE FUND

                                                       FINANCIAL HIGHLIGHTS

The following table includes select data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                                                                                                   FOR THE PERIOD
                                 SIX MONTHS                                                                         MAY 28, 1987
                                   ENDED                                                                            (COMMENCEMENT
                               SEPTEMBER 30,                                                                        OF OPERATIONS)
                                   1996                              YEARS ENDED MARCH 31,                           TO MARCH 31,
                                (UNAUDITED)   1996     1995     1994     1993     1992     1991     1990     1989        1988
----------------------------------------------------------------------------------------------------------------------------------
Net asset value,                  ------------------------------------------------------------------------------------------------
  beginning of period .........   $12.95     $12.77   $12.68   $13.13   $12.47   $12.14   $11.97   $11.94   $11.65      $12.00
                                  ------------------------------------------------------------------------------------------------
Income from investment
  operations:
Net investment income .........      .34        .69      .70      .70      .72      .75      .78      .82      .79         .66
Net realized and
  unrealized gain (loss)
  on investments ..............      .09        .30      .13     (.35)     .85      .36      .23      .10      .36        (.40)
Total from investment             ------------------------------------------------------------------------------------------------
  operations ..................      .43        .99      .83      .35     1.57     1.11     1.01      .92     1.15         .26
                                  ------------------------------------------------------------------------------------------------
Less distributions from:
                                  ------------------------------------------------------------------------------------------------
Net investment income .........     (.34)      (.69)    (.70)    (.70)    (.72)    (.75)    (.78)    (.82)    (.84)       (.61)

Net realized gains on
investment transactions .......       --       (.12)      --     (.08)    (.19)    (.03)    (.06)    (.07)    (.02)         --
In excess of net realized
  gains .......................       --         --     (.04)    (.02)      --       --       --       --       --          --
                                  ------------------------------------------------------------------------------------------------
Total distributions ...........     (.34)      (.81)    (.74)    (.80)    (.91)    (.78)    (.84)    (.89)    (.86)       (.61)
Net asset value, end of           ------------------------------------------------------------------------------------------------
  period ......................   $13.04     $12.95   $12.77   $12.68   $13.13   $12.47   $12.14   $11.97   $11.94      $11.65
                                  ------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(%)(A) ............     3.37**     7.85     6.82     2.48    13.04     9.33     8.75     7.80    10.83        2.30**

RATIOS AND SUPPLEMENTAL
  DATA

Net assets, end of period
  ($ millions) ................       86         84       78       80       69       51       37       25       12           6

Ratio of operating expenses,
  net to average daily net
  assets(%)(a) ................      .50*       .50      .50      .50      .50      .50      .50      .50      .50         .50*

Ratio of operating expenses
  before expense reductions,
  to average daily net
  assets (%) ..................      .88*       .89      .91      .90      .95     1.03     1.21     1.62     2.14        4.51*

Ratio of net investment
  income to average daily
  net assets (%) ..............     5.26*      5.30     5.59     5.23     5.61     6.05     6.50     6.74     7.13        7.17*

Portfolio turnover rate (%) ...     1.53*      19.6     19.9     12.2     34.7     13.2     22.6     15.9     35.7       105.5*


(a) Total returns are higher due to maintenance of the Fund's expenses.
*   Annualized
**  Not annualized



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                         17 - SCUDDER OHIO TAX FREE FUND

                   NOTES TO FINANCIAL STATEMENTS (Unaudited)

                       A. SIGNIFICANT ACCOUNTING POLICIES

Scudder Ohio Tax Free Fund (the "Fund") is a non-diversified series of Scudder State Tax Free Trust (the "Trust"). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. There are currently six series in the Trust.

The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

SECURITY VALUATION. Portfolio debt securities with remaining maturities greater than sixty days are valued by pricing agents approved by the Officers of the Fund, which quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. All other debt securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Trustees. Short-term investments having a maturity of sixty days or less are valued at amortized cost.

AMORTIZATION AND ACCRETION. All premiums and original issue discounts are amortized/accreted for both tax and financial reporting purposes.

FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code which are applicable to regulated investment companies and to distribute all of its taxable and tax-exempt income to its shareholders. Accordingly, the Fund paid no federal income taxes and no provision for federal income taxes was required.

DISTRIBUTION OF INCOME AND GAINS. All of the net investment income of the Fund is declared as a dividend to shareholders of record as of the close of business each day and is paid to shareholders monthly. During any particular year, net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders. An additional distribution may be made to the extent necessary to avoid the payment of a four percent federal excise tax.

The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations which may differ from generally accepted accounting principles. As a result, net investment income and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The Fund uses the specific identification method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes.

OTHER. Investment security transactions are accounted for on a trade date basis. Distributions of net realized gains to shareholders are recorded on the ex-dividend date. Interest income is accrued pro rata to the earlier of the call or maturity date.

                      B. PURCHASES AND SALES OF SECURITIES

During the six months ended September 30, 1996, purchases and sales of municipal securities (excluding short-term investments) aggregated $2,441,483 and $610,000, respectively.


--------------------------------------------------------------------------------
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                         18 - SCUDDER OHIO TAX FREE FUND

                               C. RELATED PARTIES

Under the Fund's Investment Advisory Agreement (the "Agreement") with Scudder, Stevens & Clark, Inc. (the "Adviser"), the Fund agrees to pay the Adviser a fee equal to an annual rate of approximately 0.60% of the Fund's average daily net assets, computed and accrued daily and payable monthly. The Adviser determines the securities, instruments, and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Adviser provides certain administrative services in accordance with the Agreement. The Adviser has agreed not to impose all or a portion of its management fee until July 31, 1997 and during such period to maintain the annualized expenses of the Fund at not more than 0.50% of average daily net assets. For the six months ended September 30, 1996, the Adviser imposed fees amounting to $93,545 and the portion not imposed amounted to $158,880 at September 30, 1996.

Scudder Service Corporation ("SSC"), a subsidiary of the Adviser, is the transfer, dividend-paying and shareholder service agent for the Fund. For the six months ended September 30, 1996, the amount charged to the Fund by SSC aggregated $28,409 of which $4,695 is unpaid at September 30, 1996.

Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Adviser, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. For the six months ended September 30, 1996, the amount charged to the Fund by SFAC aggregated $18,000, of which $3,000 was unpaid at September 30, 1996.

The Trust pays each Trustee not affiliated with the Adviser $12,000 annually, divided equally among the series of the Trust, plus specified amounts for attended board and committee meetings. For the six months ended September 30, 1996, Trustees' fees and expenses charged to the Fund aggregated $8,542.



--------------------------------------------------------------------------------
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                         19 - SCUDDER OHIO TAX FREE FUND

                                    This Page
                                  intentionally
                                   left blank.


                         20 - SCUDDER OHIO TAX FREE FUND

                              Officers and Trustees


David S. Lee*
President and Trustee

Henry P. Becton, Jr.
Trustee; President and General Manager, WGBH Educational Foundation

Dawn-Marie Driscoll
Trustee; Attorney and Corporate Director

Peter B. Freeman
Trustee; Corporate Director and Trustee

Dudley H. Ladd*
Trustee

Wesley W. Marple, Jr.
Trustee; Professor of Business Administration, Northeastern University

Juris Padegs*
Trustee

Daniel Pierce*
Trustee

Jean C. Tempel
Trustee; General Partner,
TL Ventures

Donald C. Carleton*
Vice President

Philip G. Condon*
Vice President

Jerard K. Hartman*
Vice President

Thomas W. Joseph*
Vice President

Thomas F. McDonough*
Vice President and Secretary

Pamela A. McGrath*
Vice President and Treasurer

Edward J. O'Connell*
Vice President and Assistant Treasurer

Jeremy L. Ragus*
Vice President

Rebecca Wilson*
Vice President

Coleen Downs Dinneen*
Assistant Secretary

                        * Scudder, Stevens & Clark, Inc.


                         21 - SCUDDER OHIO TAX FREE FUND

                        Investment Products and Services


The Scudder Family of Funds
---------------------------
Money Market
  Scudder Cash Investment Trust
  Scudder U.S. Treasury Money Fund

Tax Free Money Market+
  Scudder Tax Free Money Fund
  Scudder California Tax Free Money Fund*
  Scudder New York Tax Free Money Fund*

Tax Free+
  Scudder California Tax Free Fund*
  Scudder High Yield Tax Free Fund
  Scudder Limited Term Tax Free Fund
  Scudder Managed Municipal Bonds
  Scudder Massachusetts Limited Term
    Tax Free Fund*
  Scudder Massachusetts Tax Free Fund*
  Scudder Medium Term Tax Free Fund
  Scudder New York Tax Free Fund*
  Scudder Ohio Tax Free Fund*
  Scudder Pennsylvania Tax Free Fund*


Growth and Income
  Scudder Balanced Fund
  Scudder Growth and Income Fund


Income
  Scudder Emerging Markets Income Fund
  Scudder Global Bond Fund
  Scudder GNMA Fund
  Scudder High Yield Bond Fund
  Scudder Income Fund
  Scudder International Bond Fund
  Scudder Short Term Bond Fund
  Scudder Zero Coupon 2000 Fund

Growth
  Scudder Capital Growth Fund
  Scudder Classic Growth Fund
  Scudder Development Fund
  Scudder Emerging Markets Growth Fund
  Scudder Global Discovery Fund
  Scudder Global Fund
  Scudder Gold Fund
  Scudder Greater Europe Growth Fund
  Scudder International Fund
  Scudder Latin America Fund
  Scudder Micro Cap Fund
  Scudder Pacific Opportunities Fund
  Scudder Quality Growth Fund
  Scudder Small Company Value Fund
  Scudder 21st Century Growth Fund
  Scudder Value Fund
  The Japan Fund

Retirement Plans and Tax-Advantaged Investments
-----------------------------------------------

IRAs
Keogh Plans
Scudder Horizon Plan*+++ (a variable annuity)
401(k) Plans
403(b) Plans
SEP-IRAs
Profit Sharing and Money Purchase
  Pension Plans

Closed-End Funds#
-----------------
The Argentina Fund, Inc.
The Brazil Fund, Inc.
The First Iberian Fund, Inc.
The Korea Fund, Inc.
The Latin America Dollar Income Fund, Inc.
Montgomery Street Income Securities, Inc.
Scudder New Asia Fund, Inc.
Scudder New Europe Fund, Inc.
Scudder World Income  Opportunities
  Fund, Inc.

Institutional Cash Management
-----------------------------
Scudder Institutional Fund, Inc.
Scudder Fund, Inc.
Scudder Treasurers Trust(TM)++

For complete information on any of the above Scudder funds, including management fees and expenses, call or write for a free prospectus. Read it carefully before you invest or send money. +A portion of the income from the tax-free funds may be subject to federal, state, and local taxes. *Not available in all states. +++A no-load variable annuity contract provided by Charter National Life Insurance Company and its affiliate, offered by Scudder's insurance agencies, 1-800-225-2470. #These funds, advised by Scudder, Stevens & Clark, Inc., are traded on various stock exchanges. ++For information on Scudder Treasurers Trust,(TM) an institutional cash management service that utilizes certain portfolios of Scudder Fund, Inc. ($100,000 minimum), call 1-800-541-7703.


                         22 - SCUDDER OHIO TAX FREE FUND

                             How to Contact Scudder

Account Service and Information
--------------------------------------------------------------------------------


                For existing account service and transactions

                  Scudder Investor Relations
                  1-800-225-5163

                For personalized information about your Scudder accounts; exchanges and redemptions; or information on any Scudder fund

                  Scudder Automated Information Line (SAIL)
                  1-800-343-2890

Investment Information
--------------------------------------------------------------------------------

               To receive information about the Scudder funds, for additional applications and prospectuses, or for investment questions

                  Scudder Investor Relations
                  1-800-225-2470

                For establishing 401(k) and 403(b) plans

                  Scudder Defined Contribution Services
                  1-800-323-6105

Please address all correspondence to
--------------------------------------------------------------------------------

                  The Scudder Funds
                  P.O. Box 2291
                  Boston, Massachusetts
                  02107-2291

Visit the Scudder World Wide Web Site at:
--------------------------------------------------------------------------------

                  http://funds.scudder.com

Or Stop by a Scudder Funds Center
--------------------------------------------------------------------------------

                Many shareholders enjoy the personal, one-on-one service of the Scudder Funds Centers. Check for a Funds Center near you--they can be found in the following cities:

                   Boca Raton             New York
                   Boston                 Portland, OR
                   Chicago                San Diego
                   Cincinnati             San Francisco
                   Los Angeles            Scottsdale

                For information on Scudder Treasurers Trust(TM), an institutional cash management service for corporations, non-profit organizations and trusts which utilizes certain portfolios of Scudder Fund, Inc.* ($100,000 minimum), call:
                1-800-541-7703.

                For information on Scudder Institutional Funds*, funds designed to meet the broad investment management and service needs of banks and other institutions, call:
                1-800-854-8525.


Scudder Investor Relations and Scudder Funds Centers are services provided through Scudder Investor Services, Inc., Distributor.

* Contact Scudder Investor Services, Inc., Distributor, to receive a prospectus with more complete information, including management fees and expenses. Please read it carefully before you invest or send money.



                         23 - SCUDDER OHIO TAX FREE FUND

Celebrating Over 75 Years of Serving Investors

Established in 1919 by Theodore Scudder, Sidney Stevens, and F. Haven Clark, Scudder, Stevens & Clark was the first independent investment counsel firm in the United States. Since its birth, Scudder's pioneering spirit and commitment to professional long-term investment management have helped shape the investment industry. In 1928, we introduced the nation's first no-load mutual fund. Today we offer over 40 pure no load(TM) funds, including the first international mutual fund offered to U.S. investors.

Over the years, Scudder's global investment perspective and dedication to research and fundamental investment disciplines have helped us become one of the largest and most respected investment managers in the world. Though times have changed since our beginnings, we remain committed to our long-standing principles: managing money with integrity and distinction; keeping the interests of our clients first; providing access to investments and markets that may not be easily available to individuals; and making investing as simple and convenient as possible through friendly, comprehensive service.

This information must be preceded or accompanied by a current prospectus.

Portfolio changes should not be considered recommendations for action by individual investors.